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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           ------------------------

                                   FORM 8-K





[X]  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
     SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)     March 18, 1997
                                                 ------------------------------


                          AMERICAN TELECASTING, INC.
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             (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-23008                  54-1486988
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification No.)


5575 Tech Center Drive, Colorado Springs, CO                    80919
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  (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code    (719) 260-5533
                                                   ----------------------------



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       (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events


On March 18, 1997, American Telecasting, Inc. ("ATI") entered into a definitive agreement with BellSouth Corporation and BellSouth Wireless Corporation ("BellSouth Wireless") providing for the sale of ATI's operations and assets in up to nine Southern markets to BellSouth Wireless. Details of the transaction are contained in the attached press release.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            AMERICAN TELECASTING, INC.


                                            By:  /s/ David K. Sentman
                                               ----------------------------
                                                 David K. Sentman
                                                 Sr. Vice President and
                                                 Chief Financial Officer


Date:  March 19, 1997
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                              Exhibit Index


99.1   Press Release